77Q1(a)


Articles of Amendment of American Century World
Mutual Funds, Inc., dated December 2, 2015 (filed electronically as Exhibit a36 to Post-Effective
Amendment No. 67 to the Registration Statement of the Registrant on December 28, 2015, File No. 33-
39242, and incorporated herein by reference).